UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2007

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19658 (Commission File Number)	75-2398532 (IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas (Address of principal executive offices)	75240 (Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Tuesday Morning Corporation (the “Company”) intends to enter into a confidentiality agreement with new directors when they are appointed or elected to the Company’s Board of Directors (the “Board”).

Attached hereto as Exhibit 10.1 is the form of confidentiality agreement that the Company intends to enter into with its new directors.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to both the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan, as amended (the “1997 Plan”), and the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan, as amended (the “2004 Plan”), the Company may, among other things, grant from time to time restricted stock to its directors, officers and key employees of, and certain other key individuals who perform services for, the Company and its subsidiaries.

Attached hereto as Exhibit 10.2 is the form of restricted stock award agreement for directors to be used in connection with the 1997 Plan.  Attached hereto as Exhibit 10.3 is the form of restricted stock award agreement for employees to be used in connection with the 1997 Plan.  Attached hereto as Exhibit 10.4 is the form of restricted stock award agreement for employees to be used in connection with the 2004 Plan.

Item 9.01  Financial Statements and Exhibits.

                (d)           Exhibits

Exhibit Number	Exhibit Title
10.1	Form of Confidentiality Agreement for directors

10.2	Form of Restricted Stock Award Agreement for directors under the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan

10.3	Form of Restricted Stock Award Agreement for employees under the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan

10.4	Form of Restricted Stock Award Agreement for employees under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: December 19, 2007	By:	/s/ Elizabeth Schroeder
Elizabeth Schroeder
Executive Vice President and Chief
Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Form of Confidentiality Agreement for directors

10.2	Form of Restricted Stock Award Agreement for directors under the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan

10.3	Form of Restricted Stock Award Agreement for employees under the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan

10.4	Form of Restricted Stock Award Agreement for employees under the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan